Income Tax (Details 3)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of the expected Federal statutory rate to actual rate
Expected statutory rate	34.00%	34.00%
State Income tax rate, net of federal benefit	3.60%	3.60%
Permanent Differences	0.00%	0.00%
Temporary Differences	0.00%	3.40%
Valuation Allowance	(37.60%)	0.00%
Total	0.00%	41.00%